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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 5, 2006

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         0-20539                                          16-6036816
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(Commission File Number)                      (IRS Employer Identification No.)


  590 WillowBrook Office Park, Fairport, New York                     14450
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     (Address of Principal Executive Offices)                      (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)

         350 Linden Oaks, P.O. Box 30682, Rochester, New York 14603-0682
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 8 - Other Events

Item 8.01.        Other Events.

Notice of Failure to Satisfy a Continued Listing Rule.

Although Pro-Fac Cooperative, Inc. (the "Cooperative") does not have a class of common equity listed on a national securities exchange, its Class A cumulative preferred stock is listed on the Nasdaq National Market system (Nasdaq: PFACP); and on June 5, 2006, the Cooperative received a letter from the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") advising that the market value of the Cooperative's Class A cumulative preferred stock did not comply with the minimum $50 million market value of listed securities requirement for continued listing on the Nasdaq National Market set forth in Nasdaq Marketplace Rule 4450(b)(1)(A) and, that if the Cooperative does not demonstrate compliance with Marketplace Rule 4450(b)(1)(A) by July 5, 2006, the Cooperative would no longer qualify for continued listing on the Nasdaq National Market. Nasdaq further advised the Cooperative that it may apply to transfer the listing of its Class A cumulative preferred stock to The Nasdaq Capital Market (formerly The Nasdaq SmallCap Market) and it is the Cooperative's intention to make such application. If this application is not approved Nasdaq will provide written notice that the Cooperative's Class A cumulative preferred stock will be delisted.

Reference is hereby made to the press release of the Cooperative, dated June 7, 2006, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits:


    99.1  Press Release issued by Pro-Fac Cooperative, Inc., dated June 7, 2006.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PRO-FAC COOPERATIVE, INC.


     June 7, 2006                    By:      /s/ Stephen R. Wright
                                        -----------------------------------
                                     Stephen R. Wright, Chief Executive Officer,
                                     Chief Financial Officer, General Manager
                                     and Secretary
                                     (Principal Executive Officer and Principal
                                     Financial Officer)



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